UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2025

Keros Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39264	81-1173868
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Waltham Street, Suite 302 Lexington, Massachusetts		02421
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 314-6297

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KROS	The Nasdaq Stock Market LLC
Preferred Share Purchase Rights	N/A	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

On June 4, 2025, Keros Therapeutics, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following three proposals: (1) to elect three nominees for director to hold office until the Company’s 2028 Annual Meeting of Stockholders and until their successors are duly elected and qualified (“Proposal 1”), (2) to ratify the selection by the Audit Committee of the Board of Directors of the Company (the “Board of Directors”) of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025 (“Proposal 2”) and (3) to approve, on an advisory basis, the compensation of the Company’s named executive officers (“Proposal 3”) as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2025 (the “Proxy Statement”). Each of Proposal 1, Proposal 2 and Proposal 3 are described in detail in the Proxy Statement. The final results of the voting on each proposal are set forth below.

Proposal 1 – Election of Directors

The Company’s stockholders elected the three persons listed below as directors, each to serve until the Company’s 2028 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The votes cast were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mary Ann Gray, Ph.D.	13,703,361	10,006,911	4,297,008
Ran Nussbaum	22,703,180	5,304,100	4,297,008
Alpna Seth, Ph.D.	15,091,438	8,618,834	4,297,008

Proposal 2 – Ratification of the Selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm of the Company for its Fiscal Year Ending December 31, 2025

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

Votes For	Votes Against	Votes Abstain
26,436,418	217,655	855,774

There were no broker non-votes with respect to Proposal 2.

Proposal 3 – Advisory Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, Proposal 3. The votes cast were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
18,580,618	4,166,083	963,571	4,297,008

Item 8.01      Other Events.

On June 9, 2025, the Company issued a press release announcing that the Company has concluded its previously announced review process to evaluate strategic alternatives to maximize stockholder value for the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and, other than the quotes contained therein, is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description
99.1	Press Release dated June 9, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEROS THERAPEUTICS, INC.

By:	/s/ Jasbir Seehra
Jasbir Seehra, Ph.D. Chief Executive Officer
Dated: June 9, 2025